LEGG MASON PARTNERS MONEY MARKET TRUST

SUPPLEMENT DATED AUGUST 31, 2010

TO THE PROSPECTUS OF

WESTERN ASSET MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

RELATING TO SERVICE SHARES DATED AUGUST 31, 2010

The Board of Trustees of Western Asset Money Market Fund, Western Asset Municipal Money Market Fund, Western Asset California Municipal Money Market Fund, Western Asset New York Municipal Money Market Fund and Western Asset Massachusetts Municipal Money Market Fund has approved a plan to liquidate and terminate each of the funds. The plan of liquidation provides that each fund will cease its business, liquidate its assets and distribute its liquidation proceeds to all shareholders of record of that fund. Final liquidation of each fund will occur no later than June 30, 2012 and will be coordinated to coincide with the launch of alternate investment products for cash sweep clients and customers of Morgan Stanley Smith Barney, for which the funds currently serve as sweep vehicles. The liquidation of Western Asset Money Market Fund is expected to occur in multiple stages, commencing with Class I shares in August, 2010.

It is expected that all share classes of each fund will continue to be offered through intermediaries that currently have relationships with the funds and to current shareholders having accounts directly with the funds, until final liquidation (or liquidation of the applicable share class). Except as stated in the immediately preceding sentence, effective immediately, the funds are closed to new investors.

Shareholders of the funds may redeem or exchange their shares at any time prior to the liquidation date for the share class in which they invest. If a shareholder has not redeemed or exchanged his or her shares by the applicable liquidation date, the shareholder’s shares automatically will be redeemed and proceeds will be sent to the shareholder of record. All applicable contingent deferred sales charges will be waived for redemptions of fund shares that occur after the date of this supplement. Liquidation proceeds will be paid in cash at each fund’s applicable net asset value per share.

As the liquidation of each fund approaches, the fund’s subadviser is expected to increase the portion of the fund’s assets held in cash and similar investments and reduce maturities of non-cash investments in order to prepare for orderly liquidation and to meet anticipated redemption requests. This may adversely affect the fund’s yield. The impending liquidation of each fund may result in large redemptions, which could adversely affect the fund’s expense ratio, although existing expense limitations for those share classes that have them are expected to be maintained. Also, as each fund’s liquidation approaches, the fund will cease to pursue its investment objective.

The redemption of shares held by a shareholder as part of the liquidation generally will be considered a taxable event; however, you will not have any gain or loss on a redemption so long as the redeeming fund maintains a $1.00 share price and certain other conditions are met. Prior to final liquidation, each fund may make distributions of income and capital gains. These distributions will have the tax and other consequences described in the fund’s prospectus and statement of additional information. Each fund, as a money market fund, tries to maintain a share price of $1.00, although there can be no assurance that this will be the case. Certain amounts received by a fund as net income may be retained to maintain the fund’s $1.00 share price and if retained would not be available for the payment of dividends. The Board of Western Asset Money Market Fund has determined to retain a portion of the fund’s net income to offset prior capital losses realized by the fund. A shareholder should consult with the shareholder’s tax advisor to discuss each fund’s liquidation and the tax consequences to the shareholder.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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